Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE	Investor Contact: Mark Tubb
Feb. 2, 2009	Vice President - Investor Relations
813.871.4027
mtubb@walterind.com
Media Contact: Michael A. Monahan
Director - Corporate Communications
813.871.4132
mmonahan@walterind.com

WALTER INDUSTRIES, INC. ANNOUNCES APPOINTMENT OF JOSEPH B. LEONARD

TO ITS BOARD OF DIRECTORS

- Mark J. O’Brien, Chairman and CEO of JWH Holding Company, LLC,
Decides Not to Stand for Re-Election to Walter Industries’ Board -

(TAMPA, Fla.) - Walter Industries, Inc. (NYSE: WLT), a leading producer and exporter of U.S. metallurgical coal for the global steel industry, announced today that Joseph B. Leonard has been appointed to the board of directors of the Company. Leonard previously served on the Walter Industries Board of Directors from 2005 to 2007.

“Joe was an outstanding member of our Board during his previous term and we welcome him back with open arms,” said Walter Industries Chairman Michael T. Tokarz.

Leonard also serves on the boards of Mueller Water Products, Inc. and Air Canada, of which he has been a member since 2006 and 2008, respectively. He was chairman of AirTran Holdings, Inc. from 2007 to 2008 and chairman and chief executive officer of that Company from 1999 to 2007, as well as its President from 1999 through 2001. He had previously served in various executive capacities for AlliedSignal in its aerospace division and, prior to that, in various executive positions in the airline industry.

The Company also announced that Board Member Mark J. O’Brien, chairman and chief executive officer of JWH Holding Company, the Company’s soon-to-be separated Financing business, would not stand for re-election to the Board. He will serve until the Company’s next annual meeting.

“While we are sorry to see Mark leave our board, we understand his desire to focus his energy, efforts and attention on the forthcoming separation and future leadership of the Financing business following our planned spin-off of that company,” said Tokarz. “We wish him well in that endeavor.”

O’Brien has been a director of the Company since 2005. In March 2006, he was named Chairman and Chief Executive Officer of JWH Holding Company, LLC. O’Brien has served as president and chief executive officer of Brier Patch Capital and Management, Inc., a real estate investment firm, since 2004. He also served in various capacities at Pulte Homes, Inc. for 21 years, culminating in his appointment as president and chief executive officer.

4211 W. Boy Scout Blvd.  |  Tampa, Florida 33607  |  Tel: 813.871.4811  |  Web site: www.walterind.com

He retired from that position in 2003. O’Brien also is a director of Mueller Water Products, Inc.

Additional Information and Where to Find It

In connection the proposed spin-off of the Financing business, JWH Holding Company, LLC, a wholly-owned subsidiary of Walter Industries, Inc. and the proposed merger with Hanover Capital Mortgage Holdings, Inc. and certain related transactions, Hanover Capital Mortgage Holdings, Inc. filed a registration statement on Form S-4 containing a preliminary proxy statement/prospectus with the SEC (Registration No. 333-155091), and Hanover Capital Mortgage Holdings, Inc. will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Hanover Capital Mortgage Holdings, Inc. and Walter Industries, Inc.  Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Hanover Capital Mortgage Holdings, Inc. and Walter Industries, Inc., without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, at Hanover Capital Mortgage Holdings, Inc.’s Web site (http://www.hanovercapitalholdings.com).

Walter Industries and Hanover and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related transactions. Information regarding Walter Industries’ directors and executive officers is available in Walter Industries’ proxy statement for its 2008 annual meeting of stockholders and Walter Industries’ 2007 Annual Report on Form 10-K, which were filed with the SEC on March 19, 2008, and March 7, 2008, respectively, and information regarding Hanover’s directors and executive officers is available in Hanover’s proxy statement for its 2008 annual meeting of stockholders and Hanover’s 2007 Annual Report on Form 10-K, which were filed with the SEC on April 24, 2008, and April 2, 2008, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in Hanover’s proxy statement/prospectus and other materials referred to in Hanover’s proxy statement/prospectus.

About Walter Industries, Inc.

Walter Industries, Inc., based in Tampa, Fla., is a leading producer and exporter of metallurgical coal for the global steel industry and also produces steam coal, coal bed methane gas, furnace and foundry coke and other related products. Walter Industries has annual revenues of approximately $1.4 billion and employs approximately 2,400 people. For more information about Walter Industries, please visit Walter Industries’ Web site at www.walterind.com.

Safe Harbor Statement

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “will,” and similar expressions involve known and unknown risks, uncertainties, and other factors that may cause Walter Industries’ or Hanover’s actual results in future periods to differ materially from the expectations expressed or implied by such forward-looking statements. These factors include, among others, the following: the market demand for Walter Industries’ and Hanover’s products as well as changes in costs and the availability of raw material, labor, equipment and transportation; changes in weather and geologic conditions; changes in extraction costs, pricing and assumptions and projections concerning reserves in Walter Industries’ mining operations; changes in customer orders; pricing actions by Walter Industries’ and Hanover’s competitors, customers, suppliers and contractors; changes in governmental policies and laws; further changes in the mortgage-backed capital markets; changes in general economic conditions; and the successful implementation and anticipated timing of any strategic actions and objectives that may be pursued, including the announced separation of the Financing business from Walter Industries and strategic alternatives that may be pursued related to Walter Industries’ Homebuilding business. In particular, the separation of Walter Industries’ Financing business is subject to a number of closing conditions which may be outside of Walter Industries’ control. Forward-looking statements made by Walter Industries’ in this release, or elsewhere, speak only as of the date on which the statements were made. Any forward-looking statements should be considered in context with the various disclosures made by Walter Industries and Hanover about our respective businesses, including the Risk Factors described in Walter Industries’ 2007 Annual Report on Form 10-K, the Risk Factors described in Hanover’s 2007 Annual Report on Form 10-K, and each of Walter Industries’ and Hanover’s other filings with the Securities and Exchange Commission. Neither Walter Industries nor Hanover undertakes any obligation to update its forward-looking statements as of any future date.

- WLT -